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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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INTAC INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INTAC INTERNATIONAL, INC.
Unit 6-7, 32/F., Laws Commercial Plaza
788 Cheung Sha Wan Road
Kowloon, Hong Kong

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

September 28, 2007

TO THE STOCKHOLDERS:

        Notice is hereby given that the 2007 Annual Meeting of the Stockholders (the "Annual Meeting") of INTAC International, Inc. ("INTAC" or the "Company") will be held at 12221 Merit Drive, Suite 600, Dallas, TX 75251-2248, U.S.A., on September 28, 2007, at 10:00 a.m. Central time, for the following purposes:

          1.     To elect six directors to serve on the Board of Directors of the Company (the "Board of Directors") until the Company's next annual meeting of stockholders or until their earlier resignation, removal, retirement or death;

          2.     To ratify the appointment of Chapman, Hext & Co., P.C., as the Company's independent auditors for the fiscal year ending September 30, 2007; and

          3.     To consider and act upon any other matters that may properly come before the Annual Meeting or any adjournment thereof.

        The Board of Directors has fixed the close of business on August 17, 2007 (the "Record Date"), as the record date for determining the stockholders having the right to vote at the Annual Meeting or any adjournment thereof. The transfer books of the Company will not be closed, but only holders of record of the Company's common stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. A list of such stockholders will be available for examination by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours at the offices of the Company at 12221 Merit Drive, Suite 600, Dallas, TX 75251-2248, U.S.A. for the ten days prior to the Annual Meeting, and also at the Annual Meeting.

        You are requested to date, sign and return the enclosed proxy which is solicited by the Board of Directors and will be voted as indicated in the accompanying proxy statement and proxy. Please return your completed proxy to the Secretary of the Company at 12221 Merit Drive, Suite 600, Dallas, TX 75251-2248, U.S.A. You may revoke your proxy at any time prior to its exercise. If present at the Annual Meeting, you may withdraw your proxy and vote in person.

By order of the Board of Directors,

Wei Zhou, Secretary, President and
Chief Executive Officer

Dallas, Texas
September 13, 2007

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING OF STOCKHOLDERS OF INTAC INTERNATIONAL, INC. REGARDLESS OF WHETHER YOU PLAN TO ATTEND. THEREFORE, PLEASE COMPLETE, DATE AND SIGN THE PROXY AND RETURN IT AS DESCRIBED ABOVE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE BY FOLLOWING THE PROCEDURE DESCRIBED IN THE PROXY STATEMENT.

INTAC INTERNATIONAL, INC.
Unit 6-7, 32/F., Laws Commercial Plaza
788 Cheung Sha Wan Road
Kowloon, Hong Kong

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

September 28, 2007

        This proxy statement and the accompanying proxy are furnished in connection with the solicitation by the Board of Directors of INTAC International, Inc. of proxies for the 2006 Annual Meeting of Stockholders to be held at 12221 Merit Drive, Suite 600, Dallas, TX 75251-2248, U.S.A., on September 28, 2007 at 10:00 a.m. Central time and at any adjournment thereof.

        This proxy statement and the proxy were first mailed to stockholders on or about September 13, 2007.

        If the proxy enclosed herewith is executed and returned as requested, it may nevertheless be revoked at any time prior to exercise by filing an instrument revoking it or a duly executed proxy bearing a later date.

        Solicitation of proxies will be made solely by mail at the Company's expense. The Company will reimburse brokerage firms, banks, trustees and others for their actual out-of-pocket expenses in forwarding proxy material to the beneficial owners of its common stock.

Voting Stock and Record Date

        Only stockholders of record of the common stock of the Company on the close of business on the Record Date will be entitled to vote at the Annual Meeting. As of the Record Date, we had 22,940,727 shares of our common stock outstanding, with each holder of common stock entitled to cast one vote for each share of common stock then registered in such holder's name.

Quorum and Voting

        The presence at the Annual Meeting, in person or by proxy, of the holders of common stock holding in the aggregate a majority of the voting power of the Company's common stock entitled to vote shall constitute a quorum at the Annual Meeting for the transaction of business. If a quorum is not present (either in person or by proxy), the stockholders entitled to vote who are present in person or by proxy have the power to adjourn the Annual Meeting from time to time without notice, other than an announcement at the Annual Meeting, until a quorum is present. At any adjourned Annual Meeting at which a quorum is present in person or by proxy, any business may be transacted that might have been transacted at the Annual Meeting as originally notified.

        Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Company's transfer agent, Securities Transfer Corporation, and will determine whether or not a quorum is present. Abstentions and broker non-votes are treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum for the transaction of business.

        The election of directors will be determined by plurality vote and the ratification of the appointment of Chapman, Hext & Co, P.C., will be approved if the number of votes cast in favor of the proposal exceed the number of votes cast in opposition to the proposal. Abstentions and broker non-votes will not count as a vote cast with respect to these proposals and, therefore, will have a neutral effect on the election of directors and the proposal to ratify the selection of independent auditors.

Stockholders of Record

        If your shares are registered directly in your name with the Company's transfer agent, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Annual Meeting. The Company has enclosed a proxy for you to use.

Beneficial Owner

        If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card on behalf of the brokerage firm or custodian. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the Annual Meeting.

        Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a "legal proxy" from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Voting in Person

        Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions so that your vote will be counted if you later decide not to attend the Annual Meeting.

Default Voting

        A proxy that is properly completed and returned will be voted at the Annual Meeting in accordance with the instructions on the proxy. If you properly complete and return a proxy but do not indicate any contrary voting instructions, your shares will be voted "FOR" all proposals listed in the Notice of Annual Meeting of Stockholders and in the discretion of the holder of the proxy with respect to any other business that may properly come before the Annual Meeting or any adjournment or postponement. If the Company proposes to adjourn the Annual Meeting, proxy holders will vote all shares for which they have voting authority in favor of adjournment. The Board of Directors knows of no matters other than those stated in the Notice of Annual Meeting of Stockholders and described in this proxy statement to be presented for consideration at the Annual Meeting.

Revocation of Proxy

        A stockholder executing and returning a proxy may revoke it at anytime before it is exercised at the Annual Meeting by giving written notice of the revocation to the Secretary of the Company or by executing and delivering to the Secretary of the Company a later dated proxy. Attendance at the Annual Meeting will not be effective to revoke the proxy unless written notice of revocation has also been delivered to the Secretary of the Company before the proxy is exercised. If you hold your shares in a brokerage account or by other nominee and deliver voting instructions to the recordholder of those shares, you may only revoke the voting of those shares in accordance with your instructions if such record holder revokes the original proxy as directed above and either resubmits a proxy reflecting your voting instructions or delivers to you a legal proxy giving you the right to vote the shares.

PROPOSAL 1.

ELECTION OF DIRECTORS

        The number of directors constituting the full Board of Directors currently is six, and the term of each director expires at the Annual Meeting, subject to his earlier resignation, removal, retirement or death. The Board of Directors proposes the six following nominees, each of whom currently is serving on the Board of Directors, be re-elected to the Board of Directors to serve until the expiration of their terms at the 2008 annual meeting of stockholders or, if earlier, upon their resignation, removal, retirement or death:

        Wei Zhou, J. David Darnell, Theodore P. Botts, Kevin Jones, Dr. Heinz-Gerd Stein and Larrie A. Weil (each, a "Director Nominee"). Each of the Director Nominees has consented to serve if elected. If any Director Nominee becomes unavailable to serve as a director, the Board of Directors may designate a substitute director nominee. In that case, the persons named as proxies will vote for the substitute director nominee designated by the Board of Directors. The Board of Directors does not presently contemplate that any Director Nominee will become unavailable to serve as a director.

REQUIRED VOTE AND RECOMMENDATION

        The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of the Director Nominees. A properly executed proxy marked "Abstain" with respect to the election of one or more of the Director Nominees will not be voted with respect to the Director Nominee or Director Nominees indicated, although it will be counted for purposes of determining whether there is a quorum.

The Board of Directors recommends a vote FOR the election of each of the Director Nominees.

DIRECTORS AND EXECUTIVE OFFICERS

        The following table sets forth information regarding the Director Nominees and the Company's Executive Officers:

Name	Age	Position
Wei Zhou	37	Chief Executive Officer, President, Secretary and Director (Principal Executive Officer)
J. David Darnell	61	Senior Vice President, Chief Financial Officer and Director (Principal Financial Officer)
Theodore P. Botts	61	Director; Chairman of the Audit Committee
Kevin Jones	57	Director; Member of the Audit Committee
Dr. Heinz-Gerd Stein	66	Director
Larrie A. Weil	63	Director; Member of the Audit Committee

        Below is information, including biographical information, about our current executive officers and directors:

        Wei Zhou has served as our Chief Executive Officer, President and Secretary since October 2001. Mr. Zhou became a director on October 12, 2001. Mr. Zhou is responsible for all of our day-to-day operations, including developing strategic plans for the business, building relationships and alliances with customers, suppliers and strategic partners, overseeing the sales and marketing activities of the business, and managing the operations of our offices in China (Hong Kong, Beijing and Tianjin) and Germany. From January 1997 through September 27, 2001, Mr. Zhou served as Managing Director of

Tai Pan Trading GmbH, a Frankfurt, Germany-based enterprise that distributes mobile telecommunications equipment worldwide. Mr. Zhou plays a key oversight role in INTAC's redirection from the traditional distribution of premium brand wireless handsets to its Career Development and Training Services Segment.

        J. David Darnell became our Senior Vice President and Chief Financial Office in June of 2002. From November 2000 to May 2002, Mr. Darnell served as Senior Vice President and Chief Financial Officer of Nucentrix Broadband Networks, Inc., a publicly-held provider of broadband wireless Internet and multichannel video services. Mr. Darnell became one of our directors on October 15, 2001. From 1997 to October 2000, he served as Senior Vice President and Chief Financial Officer of ILD Telecommunications, Inc., a nationwide facilities-based provider of prepaid phone services and telecommunications outsourcing services. From 1993 to 1997, Mr. Darnell was Senior Vice President, Finance and Chief Financial Officer for SA Telecommunications, Inc., a publicly held, full-service interexchange carrier that provided a wide range of telecommunications services. From 1990 to 1993, Mr. Darnell served as Chief Financial Officer of Messagephone, Inc., a telecommunications technology and intellectual property firm. Mr. Darnell is a certified public accountant.

        Theodore P. Botts is a private financial advisor, providing strategic and financial advice to individuals and companies since 2000 through his firm, Kensington Gate Capital. Mr. Botts became a director on December 16, 2003. Mr. Botts served as the President, Chief Executive Officer and a member of the board of directors of Stereo Vision Entertainment, Inc., a Nevada Corporation, through October 20, 2005, and since August of 2007 as its Chief Financial Officer. From 1998 to 2000, he served as a Managing Director for UBS Warburg's Latin American Corporate Finance Group, with generalist corporate finance responsibilities. From 1994 to 1997 he served in a similar position for UBS Securities. From 1988 to 1993, he was the Managing Director and Head of International Corporate Finance of UBS Limited, managing the group responsible for the development and execution of corporate finance business in Continental Europe. Prior to that he was an Executive Director at Goldman Sachs International in London.

        Kevin Jones became a director on March 3, 2004. He acts as an adviser to Hayco Ltd and Candy Creations Ltd, both Hong Kong based consumer goods companies, and to Ermgassen & Co, an investment banking advisory firm. Mr. Jones was a consultant for 25 years. From 1983 to 1992, he was a partner of McKinsey & Co., based in Tokyo. From 1992 to 1998, he was a partner of Booz-Allen & Hamilton, where he was responsible for developing the firm's practice in China, South Korea and Taiwan. He speaks several languages, including Japanese and Mandarin.

        Dr. Heinz-Gerd Stein served as Chief Financial Officer and was a member of the Executive Board of ThyssenKrupp AG in Germany until his retirement in September 2002. Dr. Stein became a director on December 16, 2002, and served as a member of the Audit Committee from December 16, 2002 until August 2005. Dr. Stein joined Thyssen AG, later known as ThyssenKrupp AG, in 1966 within their tax department and progressed to Head of the Finance Department and ultimately Chief Financial Officer and Member of the Executive Board. He is a currently a member of the supervisory and advisory boards of several German companies.

        Larrie A. Weil is Senior Managing Director of Howard Frazier Barker Elliott, Inc. in Dallas, Texas and has been a senior executive in major regional investment banking firms for 35 years. Mr. Weil became a director on March 3, 2004. From 1996 to 2002, he was the Executive Vice President and Head of Investment Banking for Southwest Securities, Inc., a publicly traded securities firm headquartered in Dallas, Texas. In addition, Mr. Weil has served as a director on the boards of public and private companies, as well as on securities industry committees.

CORPORATE GOVERNANCE

Board of Directors

        Theodore P. Botts, Kevin Jones, Dr. Heinz-Gerd Stein and Larrie A. Weil, each satisfy the independence requirements of The Nasdaq Stock Market Inc. ("Nasdaq") and together comprise a majority of the directors on the Board of Directors. Following the Annual Meeting, and assuming the approval of the Director Nominees, the Board of Directors will continue to be composed of a majority of independent directors.

        Any vacancy occurring on the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors, although less than a quorum, or by the sole remaining director. During the fiscal year ended September 30, 2006, our Board of Directors held 9 meetings and took action by unanimous written consent 3 times. Each of our directors attended at least 75% of the total of all such meetings at the time they were directors, except Dr. Heinz-Gerd Stein, who attended 4 meetings. Directors are encouraged but not required to attend annual meetings of the Company's stockholders. We held an annual stockholders meeting on February 15, 2006, where Messrs. Zhou and Darnell were in attendance and our stockholders approved the election of directors and ratified the appointment of KBA Group LLP as the Company's independent auditors for the fiscal year ending September 30, 2006.

Board of Directors Committees

        INTAC is a "controlled company" as defined under the rules of Nasdaq because more than 50% of our voting power is held by an individual, a group or another company. See "Security Ownership of Certain Beneficial Owners and Management." As a "controlled company," we are exempt from Nasdaq's requirements with respect to (i) having a majority of independent directors on our Board of Directors (although we voluntarily comply with such standard), (ii) having the compensation of our executive officers determined by a majority of independent directors or a compensation committee composed solely of independent directors, (iii) having nominees for director selected or recommended for selection by a majority of the independent directors or a committee composed solely of independent directors and (iv) having regularly scheduled meetings at which only independent directors are present.

        The Board of Directors established the Company's single standing committee, the audit committee (the "Audit Committee"), on December 16, 2002 and adopted a written charter to govern such committee, a copy of which is available on the Company's website at www.intac-asia.com. In accordance with the charter, all members of the Audit Committee are independent as defined in the applicable rules and regulations of Nasdaq, are financially literate and at least one member of the Audit Committee has accounting or related financial management expertise and experience as required by Nasdaq. The Audit Committee is also comprised entirely of "independent directors" as required by Section 301 of the Sarbanes-Oxley Act of 2002. The chairman of the Audit Committee is Mr. Botts and Mr. Weil is the Audit Committee's "financial expert" as such term is defined in Item 401 of Regulation S-K of the Securities Exchange Act of 1934. Mr. Jones also serves as a member of the Audit Committee.

        The Audit Committee devotes attention to specific subjects and assists the Board of Directors in the discharge of its responsibilities. The Audit Committee recommends to the Board of Directors the appointment of the firm selected to serve as the independent auditors for the Company and its subsidiaries and monitors the performance of any such firm. It also reviews and approves the scope of the audit and evaluates, with the independent auditors, the Company's audit and annual financial statements, reviews with management the status of internal accounting controls, evaluates issues having a potential financial impact on the Company, which may be brought to the Audit Committee's attention by management, the independent auditors, or the Board of Directors, and evaluates public financial reporting documents of the Company. During the fiscal year ended September 30, 2006, the Audit Committee met 5 times.

        The Board of Directors does not have a designated compensation committee. Director and officer compensation decisions are made by the full Board of Directors. See "Compensation of Directors" and "Executive Compensation."

        The Board of Directors does not have a nominating committee as director nominations are made by the Board of Directors as a whole. The Board of Directors believes it is in the best interests of the Company to avail itself of the extensive business and other experience of each member of the Board of Directors in evaluating potential candidates to serve as directors.

        Director nominees are recommended to the full Board of Directors by the Company's Chairman and Chief Executive Officer, Wei Zhou. In identifying nominees for director, Mr. Zhou considers the appropriate skills and personal characteristics required in light of the then-current makeup of the Board of Directors and in the context of the perceived needs of the Company at the time, including the following experience and personal attributes: stockholder-orientation; financial acumen; general business experience; industry knowledge; diversity; special business experience and expertise; leadership abilities; high ethical standards; independence; interpersonal skills; and overall effectiveness. With respect to the selection of the Director Nominees, Mr. Zhou has recommended that the Board of Directors nominate each Director Nominee.

        The Company does not have a formal policy by which stockholders may recommend director candidates, but the Board of Directors will consider appropriate candidates recommended by stockholders. A stockholder wishing to submit such a recommendation should send a letter to the Secretary of the Company at 12221 Merit Drive, Suite 600, Dallas, TX 75251-2248, U.S.A. The mailing envelope must contain a clear notation that the enclosed letter is a "Director Nominee Recommendation." The letter must be received by the Company at least 120 days before the date of the Company's proxy statement released to stockholders for the prior years' annual meeting, and must identify the author as a stockholder and provide a brief summary of the candidate's qualifications. Candidates recommended for election to the Board of Directors must be independent as defined by the applicable requirements of Nasdaq and financially literate, and will be subject to review based on the criteria described above.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        Stockholders who wish to communicate with the Board of Directors or a particular director may send a letter to the Secretary of the Company at 12221 Merit Drive, Suite 600, Dallas, TX 75251-2248 U.S.A. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Stockholder-Board Communication," "Stockholder-Director Communication" or "Director Nominee Recommendation." All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board of Directors or certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

REPORT OF THE AUDIT COMMITTEE

        To the Board of Directors of INTAC International, Inc:

        We have reviewed and discussed the audited, consolidated financial statements of the Company and its subsidiaries set forth in the Company's 2006 Annual Report to Stockholders and in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2006 with management of the Company and KBA Group LLP, the Company's independent auditors for the fiscal year ended September 30, 2006. We have also discussed with KBA Group LLP, among other items, the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," Statement on Auditing Standards No. 99, "Consideration of Fraud in a Financial Statement Audit" and Securities and Exchange Commission (the "SEC") rules regarding auditor independence discussed in Final SEC Releases Nos. 33-8183 and 33-8183a. In addition, we have received the written disclosures and the letter from KBA Group LLP required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and have discussed with KBA Group LLP its independence from the Company.

        Based on the review and discussions with management of the Company and KBA Group LLP referred to above, we recommended to the Board of Directors that the Company publish the audited, consolidated financial statements of the Company and its subsidiaries for the fiscal year ended September 30, 2006 in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2006.

        It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles; that is the responsibility of management and the Company's independent public accountants. In giving its recommendation to the Board of Directors, the Audit Committee has relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles and (ii) the report of the Company's independent public accountants with respect to such financial statements.

        Submitted by the members of the Audit Committee of the Board of Directors.

Theodore P. Botts, Chairman
Kevin Jones
Larrie A. Weil

INDEPENDENT PUBLIC ACCOUNTANTS

        The Audit Committee of the Board of Directors has selected Chapman, Hext & Co., P.C. ("Chapman") as the independent auditors of INTAC for the fiscal year ending September 30, 2007. Stockholders are being asked to ratify the appointment of Chapman at the Annual Meeting, pursuant to proposal 2. KBA Group LLP ("KBA") served as the independent auditors of INTAC for the fiscal year ended September 30, 2006.

        Representatives of Chapman are expected to be present at the Annual Meeting. Chapman representatives will be given the opportunity to make a statement if they desire and are expected to be available to respond to appropriate questions at the Annual Meeting. Representatives of KBA are not expected to be present at the Annual Meeting.

        KBA resigned as the Company's principal independent registered public accounting firm effective March 28, 2007. KBA informed us that their resignation was related to their continual emphasis in not providing audit services to public entities which have significant concentration of revenues and assets in certain international regions, including China and the Asia-Pacific Rim. INTAC engaged Chapman, Hext & Co., P.C. as its principal independent accountant effective March 28, 2007. The decision to appoint its principal independent registered public accounting firm has been approved by the Company's audit committee.

        KBA was appointed as principal independent accountant of the Company on May 13, 2002. The reports of KBA, dated December 8, 2006, on the consolidated balance sheets of the Company as of September 30, 2006 and 2005, and the related consolidated statements of operations, stockholders' equity and comprehensive income (loss), and cash flows for the year ended September 30, 2006, the nine months ended September 30, 2005 and the year ended December 31, 2004, did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles.

        In connection with the audit of the periods above and the subsequent interim period through the date of KBA's resignation, there were no disagreements between the Company and KBA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of KBA would have caused them to make reference thereto in their report on the Company's audited consolidated financial statements.

        The Company has provided KBA with a copy of the foregoing disclosures and has requested in writing that KBA furnish it with a letter addressed to the SEC stating whether or not they agree with such disclosures. The Company has received the requested letter from KBA wherein they have confirmed their agreement to the Company's disclosures. A copy of KBA's letter was filed with the SEC as an exhibit to the report on Form 8-K filed by INTAC on May 3, 2007.

        During the two fiscal years ended September 30, 2006 and the subsequent interim period through March 27, 2007, we did not consult with Chapman, Hext & Co., P.C. regarding either:

  (i)
  the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor did Chapman, Hext & Co., P.C. provide written or oral advice to us that Chapman, Hext & Co., P.C. concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or

  (ii)
  any matter that was either the subject of a disagreement, or a reportable event.

Audit Fees

        KBA Group LLP ("KBA") was the Company's independent auditors for fiscal year 2006 and 2005. The fees billed to the Company by KBA are shown in the table below.

	Fiscal Year Ended
	September 30, 2006	September 30, 2005
Audit fees	$500,422	$370,401
Audit-related fees	—	—
Tax fees	20,650	6,150
All other fees	12,600	10,765

Total	$533,672	$387,316

        Audit fees consist of fees billed for professional services rendered by KBA for the audit of the Company's annual financial statements and the Company's internal controls over financial reporting, reviews of the financial statements included in the Company's quarterly reports and services that are normally provided in connection with statutory and regulatory filings.

        Tax fees consist of fees billed for professional services provided by KBA for tax compliance, tax advice and tax planning.

        All other fees consist of fees for products and services provided by KBA, other than for services reported above.

Pre-Approval Policy and Procedures

        The Audit Committee must give prior approval to any management request for any amount or type of service (audit, audit-related and tax services or to the extent permitted by law, non-audit services) the Company's independent auditors provide. All audit, audit-related and tax services rendered by KBA in fiscal year 2006 were approved by the Audit Committee before KBA was engaged for such services. No services of any kind were approved pursuant to a waiver permitted pursuant to 17 CFR 210.2-01(c)(7)(i)(C). Consultation and approval of such services for fiscal year 2006 occurred during the regularly scheduled meetings of the Audit Committee and the Audit Committee determined that KBA retained its independence throughout fiscal year 2006.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation Discussion and Analysis

Overview

        Because our company is a "controlled company" within the meaning of the NASDAQ listing standards, we are not required to have, and do not have, a compensation committee. Instead, our board of directors has the overall responsibility for compensation actions affecting our named executive officers. Mr. Zhou and Mr. Darnell are the Company's only named executive officers.

Compensation Philosophy

        Though our compensation philosophy is informal, we believe that compensation of our executive officers should be designed to encourage and reward management's efforts to preserve, develop and enhance our Career Development and Training Services and Distribution/ Telecommunications Business in accordance with the Company's business and strategic objectives and to maximize stockholder value. Compensation criteria are evaluated in the discretion of the Board of Directors to ensure that they are appropriate and consistent with our business and strategic objectives. Our compensation policies and programs are intended to:

  •
  ensure competitive levels of compensation to allow us to attract and retain superior executive talent, and motivate those executives to successfully lead us in the challenging and competitive China market,

  •
  align executive compensation with sustainable increases in and the preservation of stockholder value, and

  •
  provide a compensation package that is contingent upon and recognizes individual performance as well as the attainment of business objectives and overall business results.

Benchmarking

        We do not believe it is appropriate to establish compensation levels primarily based on benchmarking. However, we informally consider competitor market practices with respect to the salaries, bonuses, benefits and total compensation paid to our executive officers.

Elements of Compensation

        The key elements of our executive compensation program are base salary, annual cash bonuses and equity incentive compensation. We do not use quantitative methods or mathematical formulas in setting any element of compensation. In determining each component of compensation, our board of directors considers all elements of an executive's total compensation package, recommendations of the Chief Executive Officer (as discussed below) and other objective and subjective criteria the board of directors deems appropriate with respect to each executive officer.

        We view the various components of compensation as related but distinct. Although our board of directors reviews each executive officers' total compensation, we do not believe that significant compensation derived from one component of compensation should negate or reduce compensation from other components. We determine the appropriate level for each compensation component based in part, but not exclusively, on our view of internal equity and consistency, and other considerations we deem relevant, such as to reward extraordinary performance and increased responsibility and commitment. Our board of directors has not adopted any formal or informal policies or guidelines for allocating compensation between long-term and short-term compensation, between cash and non-cash compensation or among different forms of non-cash compensation.

        Our annual process of determining overall compensation begins with recommendations made by Wei Zhou, our chief executive officer and majority stockholder. In making his recommendation, Mr. Zhou considers a number of factors, including the seniority of the individual, the functional role of the position, the level of the individual's responsibility, the individual's long-term commitment to our company, and the scarcity of individuals with similar skills. Acting with the recommendation from Mr. Zhou, our board of directors makes the final determination of compensation for our executive officers, including for Mr. Zhou. In making compensation decisions, our management and board look at various metrics of our company's performance, including gross revenues, the fair market value of our common stock, and operating earnings (such as EBIT, EBITDA and net earnings).

        Base Salary.    Base salary is used to recognize the experience, skills, knowledge and responsibilities required of executive officers, taking into account competitive market compensation paid by other companies for similar positions. Generally, we believe that executive base salaries should be targeted near the mean of salaries for executives in similar positions with similar responsibilities at comparable companies, in line with our compensation philosophy. Base salaries are reviewed annually.

        Discretionary Annual Cash Bonus.    Our board of directors has the authority to award discretionary annual cash bonuses to our executive officers, with the exception of a guaranteed annual cash bonus of $25,000 payable to Mr. Darnell, our Senior Vice President and Chief Financial Officer, which is provided for in Mr. Darnell's employment agreement entered into on June 11, 2002. The annual incentive bonuses are intended to compensate our executive officers for achieving financial and operational goals and for achieving individual annual performance objectives. These objectives vary depending on the individual executive, but relate generally to financial factors such as revenue growth, improving our results of operations and increasing the price per share of our capital stock, and individual performance factors such as responsibilities, improvement and diligence.

        The Company does not currently intend to pay any discretionary bonus. But if a discretionary bonus were paid, the actual amount of a discretionary bonus would be determined following a review of each executive's individual performance and contribution to our strategic goals, paid in a single installment in the first quarter following the completion of our fiscal year. The board of directors has not fixed a maximum payout for any annual discretionary cash bonus.

        Our board of directors has not considered whether it would attempt to recover bonuses paid based on our financial performance where our financial statements are restated in a downward direction sufficient to reduce the amount of bonus that should have been paid under any applicable bonus criteria.

        Equity Compensation.    We believe that long-term performance is achieved through an ownership culture that encourages such performance by our executive officers through the use of stock and stock-based awards. Our stock compensation plan was established to provide certain of our employees, including our executive officers, with incentives to help align those employees' interests with the interests of our stockholders. We have not adopted stock ownership requirements or guidelines. Aside from Mr. Zhou, our stock compensation plan has provided the principal method for our executive officers and directors to acquire equity or equity-linked interests in our company.

        Our 2001 Long Term Incentive Plan (the "2001 LTIP") authorizes us to grant options to purchase shares of common stock and stock awards to our employees (including executives), directors and consultants. Our board remains the administrator of the plan. In the case of awards intended to qualify as "performance-based-compensation" excludable from the deduction limitation under Section 162(m) of the Internal Revenue Code, the administrator will consist of two or more "outside directors" within the meaning of Section 162(m). The administrator has the authority, among other things, to:

  •
  select the individuals to whom awards will be granted;

  •
  determine the terms of the awards; and

  •
  interpret the plan and adopt rules and procedures relating to administration of the plan.

Except to the extent prohibited by any applicable law, the administrator may delegate to one or more individuals the day-to-day administration of the plan.

        Stock option grants are made at the commencement of employment and, occasionally, following a significant change in job responsibilities or to meet other special retention or performance objectives. Stock options have an exercise price equal to the fair market value of our common stock on the day of grant, and generally cannot be exercised until it vests.

        Severance Payments.    Mr. Zhou had a severance arrangement in his employment agreement which was in effect during our fiscal year 2006. If Mr. Zhou's employment is terminated by us without cause (as such term is defined in the employment agreement), we are obligated to pay Mr. Zhou compensation earned through the date of termination plus a severance payment equal to 12 months base salary. If Mr. Zhou's employment is terminated for cause, by mutual agreement, or upon death or disability, he will be paid his annual base salary, a lump sum payment for all earned and unused benefits through the date of termination and any vested pension or retirement benefits.

        In addition, our board of directors entered into a severance arrangement with Mr. David Darnell, our Senior Vice President and Chief Financial Officer. If Mr. Darnell's employment is terminated by us without cause (as such term is defined in the employment agreement), we are obligated to pay Mr. Darnell compensation earned through the date of termination plus a severance payment equal to 12 months base salary from the date of termination payable as if he had remained an employee of the Company plus the amount of the guaranteed annual cash bonus that would have accrued had he remained with the Company through the first anniversary of the date of termination. If Mr. Darnell's employment is terminated for cause, by mutual agreement, or upon death or disability, he will be paid his annual base salary and a lump sum payment for all earned and unused benefits, in each case through the date of termination, plus his annual guaranteed cash bonus earned as of the date of termination (prorated for any year less than a full calendar year), and any vested pension or retirement plan.

        Our board has agreed to these severance provisions in recognition of the longevity of service, and in Mr. Darnell's situation, as a term to attract his employment with our company. We believe that most of the severance provisions are customary and in accordance with market practice.

        Impact on Compensation of the Merger.    Our board of directors has the discretion to revise, amend or add to the benefits and perquisites of our executive officers. There are no current plans to change the compensation structure for executives or directors following the planned merger with HSW International Merger Corporation, a wholly-owned subsidiary of HSW International, Inc., as described in the proxy statement/prospectus filed with the SEC by HSW International, Inc. on Form S-4 on March 14, 2007. Stock options to purchase our shares outstanding under the 2001 LTIP at the time of the closing of the merger will be assumed by HSW International, Inc. The terms and conditions of the assumed options will remain unchanged as a result of the assumption except that (i) upon exercise, the option holder shall receive one share of HSW International common stock for every one share of our common stock that the option holder otherwise would have been entitled to receive and (ii) unvested stock options held by our non-employee directors (Messrs. Botts, Jones, Stein and Weil) will immediately vest as to all covered shares.

Tax and Accounting Implications

        Deductibility of Executive Compensation.    As part of its role, our board of directors reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that we may not deduct compensation of more than $1,000,000 that is paid to certain individuals. Our board of directors believes that compensation paid to our executive officers is generally fully deductible for federal income tax purposes. However, in certain situations, certain of the independent members of our board of directors may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation of our executive officers.

        Nonqualified Deferred Compensation.    On October 22, 2004, the American Jobs Creation Act of 2004 was signed into law, changing the tax rules applicable to nonqualified deferred compensation arrangements. We believe the Company is operating in good faith compliance with the statutory provisions which became effective January 1, 2005.

        Accounting for Stock-Based Compensation.    Effective October 1, 2005, we began accounting for stock-based payments in accordance with the requirements of FASB Statement 123(R).

Conclusion

        Our compensation practices are designed to retain and motivate our senior executive officers and to ultimately reward them for outstanding performance.

Board of Directors Compensation Report

        We, the Board of Directors of the Company, have reviewed and discussed the Compensation Discussion and Analysis (set forth above) with the management of the company, and, based on such review and discussion, have recommended to the Board of Directors inclusion of the Compensation Discussion and Analysis in this prospectus.

Board of Directors:
Wei Zhou
J. David Darnell
Theodore P. Botts
Kevin Jones
Dr. Heinz-Gerd Stein
Larrie A. Weil

Summary Compensation Table

        The table below summarizes the total compensation paid or earned by each of the named executive officers for the fiscal year ended September 30, 2006.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Wei Zhou, Chief Executive Officer	2006	120,000	—		—	—	—	—	$120,000
J. David Darnell, Chief Financial Officer and Senior Vice President	2006	175,000	$25,000	(1)	—	—	—	—	$200,000

(1)
Represents a guaranteed annual bonus paid to Mr. Darnell's pursuant to his employment agreement.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
J. David Darnell	150,000	(1)	0	0	3.50		0	0	0	0

(1)
Of the 300,000 shares underlying the option awarded to Mr. Darnell on July 29, 2002, 150,000 options were transferred to a third party on September 14, 2005 pursuant to a domestic relations order.

Director Compensation

        We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the Board. In setting director compensation, we consider the significant amount of time that our directors spend in fulfilling their duties to us as well as the skill level required by members of the Board.

Cash Compensation Paid to Board Members

        Members of the Board who are not employees are entitled to receive an annual cash retainer of $15,000 payable quarterly in arrears, provided such director attends at least 75% of the meetings of the Board in such fiscal quarter. If any director fails to receive a quarterly payment of his retainer because such director failed to attend at least 75% of the meetings of the Board held in such fiscal quarter, but the director attends at least 75% of the meetings of the Board held during the entire fiscal year, then such director shall receive his quarterly retainer payment for the fourth quarter as well as all prior quarterly retainer payments for the fiscal year previously withheld. If a director resigns, is removed, fails to stand for re-election or otherwise ceases to serve as director during any fiscal quarter, such director will receive a prorated portion of his retainer for such quarter, subject to satisfying the other conditions to receiving the retainer. Each non-employee director also will receive (i) $1,000 for service on each committee of the Board of Directors of which he is a member payable upon appointment and upon each anniversary of such appointment so long as he remains a member of such committee, (ii) an annual cash retainer of $5,000 for service as chairman of the Audit Committee payable upon appointment and each anniversary of such appointment so long as he remains chairman and (iii) $3,000 for service as chairman of any other committee of the Board of Directors payable upon appointment and each anniversary of such appointment so long as he remains chairman. Each director also is reimbursed for all ordinary and necessary expenses incurred in attending any meeting of the Board of Directors or any committee of the Board of Directors.

        Each non-employee director also receives (i) options to purchase 50,000 shares of the Company's common stock upon such director's initial election to the Board of Directors and (ii) options to purchase an additional 12,500 shares of the Company's common stock upon each such director's annual re-election to the Board of Directors. Each such option will be granted pursuant to the 2001 Long Term Incentive Plan (the "2001 LTIP"), will vest and will become exercisable in three equal installments on the first three anniversary dates following the date of the grant, and will have an exercise price equal to the closing price of the Company's common stock as reported on The Nasdaq Capital Market on the date of the grant.

Name(1)	Fees Earned or Paid in Cash ($)		Stock Awards ($)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
C. Theodore P. Botts	$21,000	(2)	—	44,638	—	—	—	65,638
D. Kevin Jones	$12,500	(4)	—	44,638	—	—	—	57,138
E. Dr. Heinz-Gerd Stein	$7,500	(5)	—	19,130	—	—	—	26,630
F. Larrie A. Weil	$16,000	(6)	—	44,638	—	—	—	60,638

(1)
Mr. Zhou and Mr. Darnell are not included in this table because they are employees and receive no compensation for their services as directors. The compensation received by Mr. Zhou and Mr. Darnell as employees are shown in "Summary Compensation Table," above.

(2)
Represents $15,000 annual retainer, $1,000 for serving on the Audit Committee and $5,000 for serving as Chairman of the Audit Committee.

(3)
Reflects the dollar amount recognized for financial statement reporting purposes in accordance with FAS 123(R) (disregarding estimates of forfeitures related to service-based vesting conditions), and therefore include amounts granted in and prior to 2006. As of the fiscal year end, each director had the following number of options outstanding: C. Theodore P. Botts: 87,500; D. Kevin Jones: 87,500; E. Dr. Heinz-Gerd Stein: 37,500; and F. Larrie A. Weil: 87,500.

(4)
Represents $11,250 annual retainer earned and $1,000 for serving on the Audit Committee.

(5)
Represents annual retainer earned.

(6)
Represents $15,000 annual retainer and $1,000 for service on the Audit Committee.

BOARD OF DIRECTORS COMPENSATION INTERLOCKS AND INSIDER PARTICIPATION

        The full Board of Directors made executive compensation decisions in lieu of a compensation committee during fiscal year 2006. Mr. Zhou, the Chief Executive Officer and President of the Company, served on the Board of Directors during fiscal year 2006 and participated in the deliberations regarding the compensation of Mr. Darnell, the Company's only other executive officer; Mr. Zhou removed himself from deliberations regarding his own compensation. During fiscal year 2006, none of INTAC's executive officers served on the board of directors or compensation committee of any entities whose directors or officers serve on INTAC's Board of Directors.

Security Ownership of Certain Beneficial Owners and Management

        The following table shows, as of August 17, 2007, the beneficial ownership of our common stock held by (i) each person known to us to be the beneficial owner of more than 5% of our common stock; (ii) each director; (iii) each Named Executive Officer listed in the Summary Compensation Table included elsewhere; and (iv) all directors and executive officers as a group. The address of each executive officer and director is c/o INTAC International, Inc., 12221 Merit Drive, Suite 600, Dallas, TX 75251-2248 U.S.A.

Name of Beneficial Owners	Number of Shares Beneficially Owned(1)	Percentage of Ownership(2)
Deutsche Bank Aktiengesellschaft Taunusanlage 12, D-60325 Frankfurt am Main Federal Republic of Germany	2,017,123	8.8%
Ashford Capital Management, Inc. P.O. Box 4172 Wilmington, DE 19807	1,223,800	5.3%
Executive Officers and Directors:
Wei Zhou	11,950,000	53.8%
Dr. Heinz-Gerd Stein(3)	633,333	2.7%
J. David Darnell(4)	184,000	*
Theodore P. Botts(5)	83,333	*
Kevin Jones(5)	83,333	*
Larrie A. Weil(5)	83,333	*
All Executive Officers and Directors as a Group (6 persons)	13,017,332	55.7%

*
Represents less than 1%

(1)
Pursuant to the rules of the SEC, a person or group is deemed to have "beneficial ownership" of any shares with regard to which such person or group has or shares voting or investment power or has or shares the right to acquire such power within 60 days of August 17, 2007, such as pursuant to the conversion or exchange of securities or the exercise of stock options or warrants. For purposes of computing the percentage of outstanding shares held by any person or group of persons, shares that such person or group has the right to acquire within 60 days of August 17, 2007 are deemed to be outstanding for the purpose of computing the percentage ownership of such person or group but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or group.

(2)
Based on 22,940,727 shares of common stock outstanding on August 17, 2007.

(3)
Includes 33,333 shares of common stock that may be acquired upon the exercise of options that that are exercisable within 60 days of August 17, 2007. Shares that will become exercisable if the planned merger with HSW International Merger Corporation, a wholly-owned subsidiary of HSW International, Inc., as described in the proxy statement/prospectus filed with the SEC by HSW International, Inc. on Form S-4 on March 14, 2007, is completed have not been included.

(4)
Includes 150,000 shares of common stock that may be acquired upon the exercise of options that are currently exercisable.

(5)
Consists solely of 83,333 shares of common stock that may be acquired upon the exercise of options that are exercisable within 60 days of August 17, 2007. Shares that will become exercisable if the planned merger with HSW International Merger Corporation, a wholly-owned subsidiary of HSW International, Inc., as described in the proxy statement/prospectus filed with the SEC by HSW International, Inc. on Form S-4 on March 14, 2007, is completed have not been included.

Section 16(a) Beneficial Owner Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and holders of more than ten percent of a class of the Company's equity securities registered under such act to file reports of ownership and changes in ownership with the SEC. The SEC's rules require such persons to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Section 16(a) forms were required for those persons, the Company believes that during fiscal year 2006 all filing requirements applicable to its officers, directors, and greater than ten-percent stockholders were complied with.

PERFORMANCE GRAPH

        The following graph is included in accordance with the SEC's executive compensation disclosure rules. This historic stock price performance is not necessarily indicative of future stock performance. The graph compares the change in the cumulative total return of the Company's common stock, the Nasdaq Composite Index and the Halter USX China Index. The Halter USX China Index (for which data is only available from September 30, 2004) was included because we believe that it includes a number of companies that are engaged in one of the lines of business in which we are engaged. We are not aware of any company that is engaged in the lines of business in which we are engaged. The graph illustrates total stockholder return assuming that $100 was invested in the Company's common stock and each index on December 31, 2001, other than the Halter USX China Index, which assumes $100 invested on September 30, 2004.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
Among Intac International Inc., The NASDAQ Composite Index
And The Halter USX China Index

*
$100 invested on 12/31/01 in stock & NASDAQ or on 9/30/04 in Halter USX China-including reinvestment of dividends. Fiscal year ending September 30.

	12/01	12/02	12/03	9/04	12/04	9/05	9/06
Intac International Inc.	100.00	79.67	182.17	133.83	216.67	101.00	115.33
NASDAQ Composite	100.00	69.51	104.26	100.53	114.68	114.33	121.29
Halter USX China				100.00	109.16	120.85	124.62

PROPOSAL 2.

RATIFICATION OF INDEPENDENT AUDITORS

        The Audit Committee of the Board of Directors has selected Chapman, Hext & Co., P.C. ("Chapman"), as the independent auditors of INTAC for the fiscal year ending September 30, 2007. Stockholder ratification of the selection of Chapman as the independent auditors of INTAC is not required by INTAC's bylaws or otherwise. However, the Board of Directors is submitting the selection of Chapman to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board of Directors will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that a change would be in the best interest of INTAC and its stockholders.

REQUIRED VOTE AND RECOMMENDATION

        The ratification of the appointment of Chapman, Hext & Co., P.C. will be approved if the number of votes cast in favor of the proposal exceed the number of votes cast in opposition to the proposal.

        The Board of Directors recommends a vote FOR the ratification of the appointment of Chapman, Hext & Co., P.C. as the Company's independent auditors for fiscal year 2007.

OTHER MATTERS

PROPOSALS OF STOCKHOLDERS FOR 2007 ANNUAL MEETING

        Any stockholder proposal intended to be considered for inclusion in the proxy statement for presentation at the 2008 Annual Meeting of Stockholders must be received by the Company at its offices located at 12221 Merit Drive, Suite 600, Dallas, TX 75251-2248, U.S.A. by October 1, 2007. INTAC stockholders are advised to review INTAC's Amended and Restated Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

ANNUAL REPORT

        A copy of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2006 as required to be filed with the SEC, excluding exhibits, will be mailed to stockholders without charge upon written request to J. David Darnell, Senior Vice President and Chief Financial Officer, 12221 Merit Drive, Suite 600, Dallas, TX 75251-2248, U.S.A. Such request must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of the Common Stock of the Company on August 17, 2007. Exhibits to the Form 10-K will be mailed upon similar request and payment of specific fees. The 2006 Form 10-K is also available through the SEC's World Wide Web site (www.sec.gov).

        PLEASE READ THIS ENTIRE DOCUMENT. As of the date of this statement, your management knows of no business to be presented to the Annual Meeting that is not referred to in the accompanying notice. As to other business that may properly come before the Annual Meeting, it is intended that proxies properly executed and returned will be voted in respect thereof at the discretion of the person voting the proxies in accordance with their best judgment, including upon any stockholder proposal about which the Company did not receive timely notice.

        Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance therewith, file annual and quarterly reports, proxy and/or information statements and other information with the SEC. Reports, proxy statements and other information we file can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com. A copy of any public filing is also available, at no charge, by contacting J. David Darnell at 469-916-9891.

By Order of the Board of Directors
Wei Zhou, Secretary Kowloon, Hong Kong September 13, 2007

PROXY

INTAC INTERNATIONAL, INC.
Annual Meeting of Stockholders to be held on September 28, 2007
This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints J. David Darnell and Larrie A. Weil, as proxy, with power of substitution to each proxy and substitute, to vote the Common Stock of the undersigned at the 2007 Annual Meeting of Stockholders of INTAC International, Inc. and at any adjournment thereof, as indicated on this Proxy on the proposals for Election of Directors and Ratification of Appointment of Chapman, Hext & Co., P.C. as independent auditors and as said proxies may determine in the exercise of their best judgment on any other matters which may properly come before the meeting.

IF PROPERLY EXECUTED AND RETURNED, THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NOT SPECIFIED, WILL BE VOTED FOR ELECTING ALL NOMINEES FOR DIRECTORS AND FOR RATIFYING THE APPOINTMENT OF CHAPMAN, HEXT & CO., P.C. AS INDEPENDENT AUDITORS.

The Board of Directors Recommends a Vote FOR Items 1 and 2.

1.
Election of Directors

  Nominees:    Wei Zhou, J. David Darnell, Theodore P. Botts, Kevin Jones, Dr. Heinz-Gerd Stein and Larrie A. Weil.

☐    FOR ALL NOMINEES            ☐    AGAINST ALL NOMINEES            ☐    ABSTAIN

☐    FOR ALL EXCEPT LISTED IN BOX

___________________________________________________________________________

___________________________________________________________________________

2.
To ratify the appointment of Chapman, Hext & Co., P.C. as the independent auditors for INTAC International, Inc. for the fiscal year ended September 30, 2007.

☐    FOR            ☐    AGAINST            ☐    ABSTAIN

The undersigned hereby revokes any proxies heretofore given to vote upon or act with respect to such shares and hereby ratifies and confirms all that said attorneys, proxies, or any of them or substitutes thereof may lawfully do by virtue hereof.

Please sign exactly as your name appears. If acting as attorney, executor, trustee or in representative capacity, sign name and title.

                      Dated: __________________________

                      _____________________________________________
                       (Print Full Name of Stockholder)

                      _______________________________________________________________
                      (Signature of Stockholder)

                      _______________________________________________________________
                      (Signature if held jointly)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
PROPOSAL 1. ELECTION OF DIRECTORS
REQUIRED VOTE AND RECOMMENDATION
DIRECTORS AND EXECUTIVE OFFICERS
CORPORATE GOVERNANCE
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE
INDEPENDENT PUBLIC ACCOUNTANTS
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Summary Compensation Table
Outstanding Equity Awards at Fiscal Year-End
Director Compensation
BOARD OF DIRECTORS COMPENSATION INTERLOCKS AND INSIDER PARTICIPATION
PERFORMANCE GRAPH
PROPOSAL 2. RATIFICATION OF INDEPENDENT AUDITORS
REQUIRED VOTE AND RECOMMENDATION
OTHER MATTERS PROPOSALS OF STOCKHOLDERS FOR 2007 ANNUAL MEETING
ANNUAL REPORT